AETNA SERIES FUND, INC.
                         Select Class and Adviser Class


     Supplement dated November 6, 1997 to the Prospectus dated March 3, 1997


The information in this Supplement updates and amends the information contained in the Prospectus dated March 3, 1997 (the "Prospectus") and should be read with that Prospectus.

The section entitled "Portfolio Management -- Growth" found on page 39 of the Select Class Prospectus and page 42 of the Adviser Class Prospectus is hereby amended and supplemented as follows:

Growth

Peter B. Canoni, Managing Director, Aeltus, and Kenneth H. Bragdon, Vice President, Aeltus, are the co-managers for Growth. Mr. Canoni has managed the Portfolio since its inception in January 1994, with Mr. Bragdon's assistance. Mr. Bragdon became co-manager in mid-1997. Mr. Canoni has been with the Aetna organization since 1980 and has over 26 years of experience in the investment business. Mr. Bragdon has been with Aetna since 1978 and has 27 years of experience in the investment business.


X.PROSSER-97-2                                               November 6, 1997